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                                                                   EXHIBIT 99.10



                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of January 7, 2002 and entered into by and between SUNRISE TELEVISION CORP., a Delaware corporation ("Holdings"), and LIN TELEVISION CORPORATION, a Delaware corporation ("LIN").

         WHEREAS, pursuant to the transactions contemplated by that certain Management Services Agreement dated as of the date hereof (the "Management Services Agreement") by and among Holdings, STC Broadcasting, Inc. ("STC") and LIN, Holdings issued a Stock Purchase Warrant (the "Warrant") to LIN to purchase up to 139,780 shares of Class B Common Stock (as adjusted from time to time pursuant to the terms of the Warrant, the "Warrant Shares");

         WHEREAS, in connection with the issuance of the Warrant, Holdings desires to grant LIN certain registration rights with respect to the Securities (as defined below).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein without definition shall have the meaning set forth below:

         "Qualified IPO" means Holdings' first underwritten public offering of any series of Holdings' capital stock which has the unlimited right to participate in dividends and distributions upon the liquidation of Holdings.

         "Registered Holder" has the meaning ascribed thereto in the Warrant.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means (i) the Warrant Shares and (ii) any other shares of stock issued or issuable in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of common stock which are Securities shall cease to be Securities upon any sale pursuant to (a) a registration statement filed by Holdings pursuant to this Agreement or otherwise, (b) Section 4(1) of the Securities Act or (c) Rule 144 under the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended.

         2. Registration Rights. (a) Holdings covenants and agrees that in the event that Holdings proposes to file a registration statement under the Securities Act with respect to any of its equity securities (other than in connection with a Qualified IPO or pursuant to registration statements on Form S-4 or Form S-8 or any successor or similar forms), whether or not for its own account, then Holdings shall give written notice of such proposed filing to the Registered Holder promptly (and in any event at least ten (10) days before the anticipated filing date of the registration statement). Such notice shall offer to the Registered Holder the opportunity to include in such registration statement such number of Securities as it may request in a written notice delivered to Holdings within twenty (20) days following receipt of any such notice from Holdings (specifying the intended method of disposition of such Securities); provided that Holdings shall have the right to postpone or withdraw any registration effected pursuant to this Section 2(a) without obligation to the Registered Holder.

                  (b) Holdings shall use its reasonable best efforts to cause the managing underwriter of a proposed underwritten offering (unless the offering is an underwritten offering of a class of Holdings' equity securities other than common stock and the managing underwriter has advised Holdings and the Registered Holder that, in its opinion, the inclusion in such offering of common stock would materially adversely affect the distribution of such offering) to permit the Registered Holder to include the shares identified in its notice in the proposed offering and Holdings shall use its reasonable best efforts to include such Securities in such proposed offering on the same terms and conditions as any similar securities of Holdings included therein.

         3. Underwritten Offerings. (a) If the offering of which Holdings gives notice is a public offering involving an underwriter, the right of the Registered Holder to registration pursuant to Section 2 shall be conditioned upon such Registered Holder's participation in such underwriting and the inclusion of the Securities to be sold by such Registered Holder in the underwriting. If the Registered Holder proposes to distribute Securities through such underwriting, it shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters. The foregoing notwithstanding, in the case of a firm commitment offering involving an underwriting, if any such managing underwriter shall advise Holdings and the Registered Holder that, in its opinion, the distribution of all or a specified portion of the Securities requested to be included in the registration statement concurrently with the securities being registered by Holdings would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution, then the securities to be included in a registration which is a primary underwritten offering on behalf of Holdings shall be included in the following order: (i) first, the securities Holdings proposes to include therein and (ii) second, such other securities (including the Securities) requested to be included, pro rata among the holders (including the Registered Holder) of such other securities according to the number of securities requested to be included by each such holder requesting inclusion therein.

                  (b) In the event that a holder or holders of Holdings' securities (other than the Registered Holder) requests, pursuant to rights granted to such holder or holders, that Holdings file a registration statement for the public offering of securities and Holdings and the other holders of Holdings' securities (including the Registered Holder) who have rights to be included in such registration request to be included in such registration and the managing underwriter of such offering shall advise Holdings that, in its opinion, the distribution of a specified portion of the securities requested to be included in the registration would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution, then the securities to be included in the registration shall be included in the following order: (i) first, all of the securities requested to be included therein by the holder or holders making the initial request for the registration and (ii) second, such other securities requested to be included therein by Holdings and the holders of such other securities, pro rata among Holdings and the holders of such other securities according to the number of securities requested to be included by Holdings and each such holder requesting inclusion therein. For purposes of this Section 2(b), Holdings agrees to request for inclusion in the registration only that number of securities that Holdings intends, in good faith, to sell, if all such securities so requested by Holdings were permitted to be included by the managing underwriter in such registration and sold pursuant thereto.

         4. Covenants. In connection with the registration of Securities on behalf of the Registered Holder in accordance with this Agreement, Holdings agrees to:

                  (a) subject to the provisions of Section 2(b) regarding reductions by the managing underwriter, include in the registration statement to be filed with the SEC the Securities for which requests for registration have been made; provided, however, that promptly after filing a registration statement or prospectus or any amendments or supplements thereto, Holdings shall furnish to the Registered Holder copies of all such documents filed including documents incorporated by reference in the registration statement; and notify the Registered Holder of any stop order issued or threatened by the SEC and use its reasonable best efforts to prevent the entry of such stop order or to remove it if entered;

                  (b) prepare and file with the SEC such amendments of and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (A) for a period of ninety (90) days or (B) such shorter period as may be required if all such Securities covered by such registration statement are sold prior to the expiration of such period, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Registered Holder set forth in such registration statement;

                  (c) furnish to the Registered Holder and each underwriter, if any, without charge, such number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Registered Holder may reasonably request in order to facilitate the disposition of the Securities proposed to be sold by such Registered Holder;

                  (d) use its reasonable best efforts to register or qualify such Securities under such other securities or blue sky laws of such jurisdictions as the Registered Holder or any such underwriter reasonably requests and keep such registrations or qualifications in effect for so long as such registration statement remains in effect and do any and all acts and things which may be reasonably necessary or advisable to enable the Registered Holder to consummate the disposition in such jurisdictions of the Securities owned by the Registered Holder; provided, however, that Holdings shall not be required to
(A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (d), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any jurisdiction;

                  (e) notify the Registered Holder, at any time when a prospectus relating to such Registered Holder's Securities is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and as soon as practicable prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (f) cause all such Securities to be listed on any exchange on which similar securities issued by Holdings are then listed;

                  (g) provide a transfer agent, registrar and CUSIP number for all such Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including an underwriting agreement (and cross-indemnity agreement, if separate) in customary form) and take all such other actions that the Registered Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Securities;

                  (i) make available for inspection by the Registered Holder and its counsel, any underwriter participating in any disposition pursuant to such registration statement, and any counsel retained by any such underwriter, all pertinent financial and other information and corporate documents of Holdings (collectively, the "Records"), and cause Holdings' officers, directors and employees to supply all additional information ("Additional Information") reasonably requested by the Registered Holder, underwriter or counsel (collectively, the "Inspectors") in connection with such registration statement, subject to reasonable undertakings in customary form and with customary exceptions to keep confidential any confidential information included among the Records and Additional Information identified in writing by Holdings; provided, that Holdings shall not be required to provide Records or Additional Information then subject to attorney-client privilege unless the disclosure of such Records or Additional Information is necessary to avoid or correct a misstatement or omission in the registration statement until such Records are no longer subject to attorney-client privilege (e.g., when requested by and provided to the underwriter);

                  (j) use its reasonable best efforts to obtain a "cold comfort" letter from Holdings' independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Registered Holder or any underwriter may reasonably request;

                  (k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC;

                  (l) obtain an opinion of counsel to Holdings, addressed to the Registered Holder and any underwriter, in customary form and including such matters as are customarily covered by such opinions in underwritten registered offerings of equity securities as the Registered Holder or any underwriter may reasonably request, such opinion to be reasonably satisfactory in form and substance to the Registered Holder; and

                  (m) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months subsequent to the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         5. Suspension of Sales. Any other provisions of this Agreement notwithstanding, upon receipt by the Registered Holder of a written notice signed by the chief executive officer, chief operating officer or chief financial officer of Holdings to the effect set forth below, Holdings shall not be obligated during a reasonable period of time thereafter to effect any registrations pursuant to this Agreement, and the Registered Holder agrees that it will immediately suspend sales of shares under any effective registration statement for a reasonable period of time, in either case not to exceed ninety
(90) days, at any time at which, in Holdings' reasonable judgment, (i) there is a development involving Holdings or any of its affiliates which is material but which has not yet been publicly disclosed or (ii) sales pursuant to the registration statement would materially and adversely affect an underwritten public offering for the account of Holdings or any other material financing project or a proposed or pending material merger or other material acquisition or material business combination or material disposition of Holdings' assets, to which Holdings or any of its affiliates is, or is expected to be, a party. In the event a registration is postponed or sales by the Registered Holder pursuant to an effective registration statement are suspended in accordance with this
Section 5, there shall be added to the period during which Holdings is obligated to keep a registration effective the number of days for which the registration was postponed or sales were suspended pursuant to this Section 5. The Registered Holder agrees that, upon receipt of any notice from Holdings of, the occurrence of any event of the kind described in subsection (e) of Section 4 above or this
Section 5, the Registered Holder shall forthwith discontinue disposition of Securities pursuant to the registration statement covering such Securities until the Registered Holder's receipt of copies of the supplemented or amended prospectus contemplated thereby, and, if so directed by Holdings, the Registered Holder will deliver to Holdings (at Holdings' expense) all copies, other than permanent file copies in such Registered Holder's possession, of the prospectus covering such Securities current at the time of receipt of such notice. In the event the Holdings shall give any such notice, the period mentioned in Section 4(b) above shall be extended by the number of days during the period from and including the date of giving of such notice to and including the date when the Registered Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e) above.

         6. Use of Registered Holder's Name. Holdings shall not file or permit the filing of any registration or comparable statement which refers to the Registered Holder by name or otherwise as the Registered Holder of any securities of Holdings unless such reference to such Registered Holder is specifically required by the Securities Act or any similar federal statute then in force.

         7. Registration Expenses. All expenses incident to Holdings' performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses relating to filings with any exchange, fees and expenses of compliance with securities or blue sky laws in jurisdictions reasonably requested by the Registered Holder or underwriter pursuant to Section 4(d) (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for Holdings and one (1) counsel for the Registered Holder, independent public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance) and underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals attributable to the securities being registered, but including liability insurance if Holdings so desires), all Holdings' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of any liability insurance (if Holdings determines to obtain such insurance) and the fees and expenses incurred in connection with the listing of the securities to be registered on each exchange on which such securities issued by Holdings are then listed, the reasonable fees and expenses of any special experts (including attorneys) retained by Holdings (if it so desires) in connection with such registration and fees and expenses of other persons retained by Holdings (all such expenses being herein called "Registration Expenses"), shall be borne by Holdings. The Registered Holder will bear any underwriting discounts and commissions incurred in connection with the resale of any of its Securities and the fees and expenses of any counsel (other than the one (1) counsel included in the definition of Registration Expenses), accountants or other persons separately employed by the Registered Holder.

         8. Due Diligence. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, Holdings shall give the Registered Holder under such registration statement, the underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of Holdings with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Registered Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         9. Indemnification and Contribution. (a) In the event of any registration of any securities of Holdings under the Securities Act, Holdings shall, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to this Agreement, the Registered Holder, its directors, officers and employees, each other person who participates as an underwriter in the offering or sale of such Securities and each other person, if any, who controls such Registered Holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, or liabilities (or actions or proceedings whether commenced or threatened in respect thereof), joint or several, to which the Registered Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Holdings shall reimburse the Registered Holder and each such director, officer, employee, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, however, that Holdings shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened in respect thereof), or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement in reliance upon and in conformity with written information furnished to Holdings by the Registered Holder specifically stating it is for use in the preparation thereof and, provided, further, that Holdings shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened, in respect thereof), or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Registered Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such Securities by the Registered Holder.

                  (b) The Registered Holder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9(a) above) Holdings, each director, officer and employee of Holdings, and each other person, if any, who controls Holdings within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Holdings specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Holdings or any such director, officer, or controlling person and shall survive the transfer of such Securities by the Registered Holder. In no event shall the liability of the Registered Holder hereunder (including without limitation indemnification liability in connection with Section 9(d) hereof) be in the aggregate greater in amount than the dollar amount, if any, by which (1) the proceeds received by the Registered Holder upon the sale of the Securities giving rise to such indemnification obligation exceed (2) the purchase price or exercise price paid by such Registered Holder for such Securities. Holdings shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 9, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party; give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 9, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in the indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnified party may assume the defense of such claim, jointly with any other indemnified party that reasonably determines such conflict of interest to exist, and the indemnifying party shall be liable to such indemnified parties for the reasonable legal fees and expenses of one counsel for all such indemnified parties and for other expenses reasonably incurred in connection with the defense thereof incurred by the indemnified party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect of such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                  (d) Indemnification and contribution similar to that specified in this Section 9 (with appropriate modifications) shall be given by Holdings and may be required of the Registered Holder with respect to any required registration or other qualification of Securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

                  (e) The indemnification required by this Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  (f) If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of the Registered Holder hereunder (including without limitation contribution liability in connection with Section 9(d) hereof) be in the aggregate greater in amount than the dollar amount, if any, by which (1) the proceeds received by the Registered Holder upon the sale of the Securities giving rise to such contribution obligation exceed (2) the purchase price or exercise price paid by such Registered Holder for such Securities. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(f) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 9(f). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         10. No Conflicting Agreements. Holdings hereby represents and covenants that, prior to and as of the date hereof, Holdings has not granted, and after the date hereof, Holdings shall not grant, any registration rights which conflict with the rights under this Agreement.

         11. Lock-Up. If requested by the managing underwriter of an offering for which Securities of the Registered Holder have been registered, the Registered Holder shall not sell or otherwise transfer or dispose of any Securities held by it (other than those included in the registration statement) during such period following the effective date of such registration as is usual and customary at such time in similar public offerings of similar securities; provided, however, that Holdings shall use its reasonable best efforts to cause each holder of a material number of shares of Common Stock to enter into similar "lock-up" agreements in respect of such offering. The obligations described in this Section 11 shall not apply to offerings pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.

         12.      Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless pursuant to an instrument signed by Holdings and the Registered Holder.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                           (i)      if to the Registered Holder, at its address
set forth on the records of Holdings;

                           (ii)     if to Holdings, at its address set forth in
the Management Services Agreement; All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent transferees of LIN; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of the Warrant or Warrant Shares in violation of the terms of the Warrant. If any transferee of LIN shall acquire the Warrant or any Warrant Shares in any manner, whether by operation of law or otherwise, such securities shall be held subject to all of the terms of this Agreement, and by taking and holding such securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                  (d) Termination. The rights granted pursuant to this Agreement shall terminate as to the Registered Holder on the first day when the Registered Holder has the right to sell all Securities under Rule 144 of the Securities Act within the next three-month period by virtue of the Warrant Shares held by such Registered Holder being less than one percent of the then outstanding shares of common stock of Holdings as shown on Holdings' then most recent published report or statement.
                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Securities.

This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                     SUNRISE TELEVISION CORP.



                                     By:      /s/ David A. Fitz
                                        ----------------------------------------
                                        Name:    David A. Fitz
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer




                                     LIN TELEVISION CORPORATION



                                     By:      /s/ Gary R. Chapman
                                        ----------------------------------------
                                        Name:    Gary R. Chapman
                                        Title:   Chairman, President and Chief
                                                 Executive Officer